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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF PORTFOLIO INVESTMENTS FOUND ON PAGE 26 OF THE PROSPECTUS:

Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in high yield fixed-income securities.

The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund to become effective upon at least 60 days' notice to shareholders prior to any such change.

The fund may invest up to 20% of net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF CERTAIN INVESTMENT PRACTICES: EQUITY AND EQUITY-RELATED SECURITIES FOUND ON PAGES 32 AND 33 OF THE PROSPECTUS:

Investment in equity and equity-related securities is limited to 20% of net assets, plus any borrowings for investment purposes.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated:  May 31, 2002                                              CSISB-16-0502